UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2020

XL FLEET CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Newton Street Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

(617) 718-0329

(Registrant’s telephone number, including area code)

Pivotal Investment Corporation II

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XL	New York Stock Exchange
Redeemable Warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	XL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Due to the large number of events reported under the specified items of Form 8-K, this Current Report on Form 8-K is being filed in two parts. An amendment to this Form 8-K is being submitted for filing on the same date to include additional matters under Items 5.03, 5.05, 5.07, and 9.01 of Form 8-K.

As previously announced, Pivotal Investment Corporation II (“Pivotal”), a Delaware corporation, previously entered into an Agreement and Plan of Reorganization, dated as of September 17, 2020 (the “Merger Agreement”), by and among Pivotal, PIC II Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Pivotal (“Merger Sub”), and XL Hybrids, Inc., a Delaware corporation (“Legacy XL”).

On December 21, 2020 (the “Closing Date”), as contemplated by the Merger Agreement, Merger Sub merged with and into Legacy XL, with Legacy XL surviving as a wholly owned subsidiary of Pivotal (the “Business Combination”). On the Closing Date, each outstanding share of common stock of Legacy XL (including each share of Legacy XL’s common stock issued as a result of the conversion of Legacy XL’s preferred stock and any conversion or exchange of Legacy XL’s convertible promissory notes) was converted into the right to receive 0.75718950 shares (“Exchange Ratio”) of Pivotal’s common stock, par value $0.0001 per share. The Exchange Ratio was determined by dividing 100,000,000 (less 1,125,000 withheld for Legacy XL’s convertible debt that was redeemed in cash) by the fully-diluted number of shares of Legacy XL’s common stock outstanding immediately prior to the effective time of the Business Combination, including shares issuable or treated as issuable upon the conversion of Legacy XL’s preferred stock and the exercise, conversion or exchange of Legacy XL’s convertible promissory notes, options and warrants (as determined in accordance with the Merger Agreement and as more fully described in the Proxy Statement, as defined below).

In connection with the consummation of the Business Combination, each outstanding share of Pivotal’s Class B common stock, par value $0.0001 per share (“Pivotal Class B Common Stock”), was converted into one share of Pivotal Class A Common Stock. Each outstanding warrant of Pivotal entitles the holder to purchase shares of Pivotal Class A Common Stock at a price of $11.50 per share beginning 30 days after the Closing Date.

A description of the Business Combination and the terms of the Merger Agreement are included in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2020 (the “Proxy Statement”) in the sections entitled “Business Combination Proposal” beginning on page 76 and “The Merger Agreement” beginning on page 99 of the Proxy Statement.

Immediately prior to the filing of the Certificate of Merger with the Delaware Secretary of State on the Closing Date, Pivotal filed its Second Amended and Restated Certificate of Incorporation (the “A&R Certificate”) with the Secretary of State of the State of Delaware, pursuant to which, among other things, Pivotal (i) changed its name to “XL Fleet Corp.”, (ii) increased the number of shares of Pivotal Class A Common Stock it is authorized to issue to 350,000,000 shares, (iii) removed the provisions for the Pivotal Class B Common Stock (all such shares of Pivotal Class B Common Stock converted into shares of Pivotal Class A Common Stock in connection with the Business Combination) so that the Pivotal Class B Common Stock ceased to exist and the Company now has a single class of common stock (such resulting stock, the “Common Stock”), and (iv) removed the various provisions applicable only to special purpose acquisition corporations. The material terms of the A&R Certificate and the general effect upon the rights of holders of the Company’s capital stock are set forth in the Proxy Statement in the section entitled “The Charter Proposals” beginning on page 123 of the Proxy Statement, which information is incorporated herein by reference. A copy of the A&R Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, in connection with the Business Combination, on September 17, 2020, Pivotal entered into subscription agreements (“Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which such PIPE Investors purchased on the Closing Date an aggregate of 15,000,000 shares of Common Stock in a private placement (“PIPE”) at a price of $10.00 per share for gross proceeds to the Company of $150,000,000.

Each of the options to purchase Legacy XL’s common stock, whether or not exercisable and whether or not vested, and each of the warrants to purchase Legacy XL’s common stock, in each case that was outstanding immediately prior to the effective time of the Business Combination, were assumed by Pivotal on the Closing Date and converted into an option or warrant, as the case may be, to purchase a number of shares of Common Stock equal to the number of shares subject to such option or warrant immediately prior to the effective time multiplied by the Exchange Ratio, at an exercise price equal to the exercise price immediately prior to the effective time divided by the Exchange Ratio.

Holders of Legacy XL’s outstanding convertible promissory notes were entitled to elect conversion or repayment of the principal amount of such notes, with accrued interest to be converted into shares of Legacy XL common stock. Immediately prior to the consummation of the Business Combination, the holders of such notes elected to have Legacy XL pay in cash an aggregate principal amount of $11,250,000 of such notes within three business days of the Closing Date, and issued an aggregate of 2,266,158 shares of Legacy XL common stock upon conversion of the remaining outstanding principal amount and accrued interest, which shares were exchanged for Common Stock as described above.

The foregoing descriptions of the Business Combination and the PIPE do not purport to be complete and are qualified in their entirety by the full text of the Merger Agreement and the form of Subscription Agreements, respectively, which are attached hereto as Exhibits 2.1 and 10.4, respectively, and are incorporated herein by reference.

In connection with the consummation of the Business Combination, Pivotal changed its name to XL Fleet Corp. Unless the context otherwise requires, references in this Current Report on Form 8-K to “we,” “us,” “our” and the “Company” refer to XL Fleet Corp. and its subsidiaries following the Business Combination, and references to “Legacy XL” and “Pivotal” refer to XL Hybrids, Inc. and Pivotal Investment Corporation II and their subsidiaries, respectively, prior to the Business Combination.

Item 1.01 Entry into a Material Definitive Agreement.

Lock-Up Agreement

In connection with the consummation of the Business Combination, certain of Legacy XL’s stockholders and each initial stockholder of Pivotal entered into a Lock-Up Agreement dated September 17, 2020 (“Lock-Up Agreement”) with Pivotal which provides that the Common Stock issued to such holders in the Business Combination is subject to a 12-month lock-up period during which the holders have agreed, subject to certain restrictions, not to, directly or indirectly, sell, transfer or otherwise dispose of their shares to be issued in the Business Combination, which period may be earlier terminated if the reported closing sale price of the Common Stock equals or exceeds $15.00 per share (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations or other similar transactions) for a period of 20 trading days during any 30-trading day period commencing at least 150 days following the consummation of the Business Combination, subject to certain exceptions.

Additionally, in connection with the Business Combination, the insider letter between such initial stockholders of Pivotal and Pivotal terminated pursuant to its terms, such that, in lieu of the transfer restrictions contained in the insider letter, the terms of the Lock-Up Agreement will govern.

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the full text of the Lock-Up Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Registration Rights Agreement

In connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, certain stockholders of Legacy XL and certain stockholders of Pivotal, including the holders of the Pivotal Class B Common Stock (such Pivotal Class B Common Stock was converted on the Closing Date into Pivotal Class A Common Stock on a one-for-one basis and such Pivotal Class A Common Stock then became the Common Stock through the filing of the A&R Certificate immediately prior to the consummation of the Business Combination) entered into a Registration Rights Agreement with Pivotal dated September 17, 2020 (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 76 entitled “The Business Combination Proposal—Related Agreements—Registration Rights Agreement.”

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Indemnification Agreements

On December 21, 2020, in connection with the consummation of the Business Combination, and as contemplated by the Merger Agreement, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including reasonable attorneys’ fees, judgments (including any pre and post-judgment interest) penalties, fines, liabilities, and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, which is attached hereto as Exhibit 10.11 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Existing Registration Rights Agreement

In connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company and its officers and directors, and each holder of the shares of Pivotal Class B Common Stock agreed to terminate the existing registration rights agreement dated as of July 11, 2019 by and among Pivotal and the other parties named therein (the “Existing Registration Rights Agreement”) and to terminate their rights and obligations thereunder. Accordingly, upon entry into the Registration Rights Agreement the Existing Registration Rights Agreement was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

At an annual meeting of stockholders held on December 21, 2020 (the “Annual Meeting”), Pivotal’s stockholders approved the Business Combination. The Business Combination was completed on December 21, 2020.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

•	approximately 129,996,978 shares of Common Stock;

•	approximately 11,900,000 warrants, each exercisable beginning 30 days after the Closing Date for one share of Common Stock at a price of $11.50 per share (the “Warrants”);

•	approximately 1,620,039 warrants, each exercisable for one share of Common Stock at a weighted average exercise price of $0.54 per share; and

•	options to purchase an aggregate of 10,996,991 shares of Common Stock at a weighted average exercise price of $0.57 per share.

FORM 10 INFORMATION

Prior to the Closing Date, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. On the Closing Date and after the consummation of the Business Combination, the Company became a holding company whose only assets consist of equity interests in Legacy XL.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,”

“will,” “would,” and the negative of such terms and other similar expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•

our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•	our financial and business performance following the Business Combination, including financial projections and business metrics;

•	our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

•	the implementation, market acceptance and success of our business model;

•	our ability to scale in a cost-effective manner;

•	developments and projections relating to our competition and industry;

•	the impact of health epidemics, including the novel coronavirus (“COVID-19”) pandemic, on our business and the actions we may take in response thereto;

•	our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

•	our ability to obtain funding for our operations;

•	our business, expansion plans and opportunities; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

These statements are subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those projected or otherwise implied by the forward-looking statements, including the following:

•	the outcome of any legal proceedings;

•

our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably;

•	costs related to the Business Combination;

•	our success in retaining or recruiting, or changes required in, officers, key employees or directors following the Business Combination;

•	changes in applicable laws or regulations;

•	our ability to execute our business model, including market acceptance of our planned products and services;

•	that we have identified a material weakness in our internal control over financial reporting which, if not corrected, could affect the reliability of our consolidated financial statements;

•	the possibility that the COVID-19 pandemic may adversely affect our results of operations, financial position and cash flows;

•	the possibility that we may be adversely affected by other economic, business or competitive factors; and

•	other risks and uncertainties set forth in the Proxy Statement in the section entitled “Risk Factors” beginning on page 37 of the Proxy Statement, which is incorporated herein by reference.

Given these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Additional cautionary statements or discussions of risks and uncertainties that could affect our results or the achievement of the expectations described in forward-looking statements may also be contained in any accompanying prospectus supplement.

Business and Properties

The business and properties of Pivotal and Legacy XL prior to the Business Combination are described in the Proxy Statement in the sections entitled “Other Information Related to Pivotal” beginning on page 148 and “Business of XL” beginning on page 157 of the Proxy Statement, which are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement in the section entitled “Risk Factors” beginning on page 37 of the Proxy Statement, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical consolidated financial information and other data for the nine months ended September 30, 2020 and the years ended December 31, 2018 and 2019 for Legacy XL is included in the Proxy Statement in the section entitled “Selected Historical Financial Information” beginning on page 30 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of and for the nine months ended September 30, 2020 of Legacy XL have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement beginning on page F-34 of the Proxy Statement, which are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy XL as of and for the year ended December 31, 2019 and the related notes included in the Proxy Statement beginning on page F-48 of the Proxy Statement, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2020, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020, are included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 108 of the Proxy Statement, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of the Company is included in the Proxy Statement in the section entitled “XL’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 170 of the Proxy Statement, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Business Combination is set forth in the Proxy Statement in the sections entitled “The Director Election Proposal” beginning on page 125 and “Executive Compensation” beginning on page 136 of the Proxy Statement, which are incorporated herein by reference.

Directors

Effective as of the Closing Date, and in connection with the closing of the Business Combination, the size of the board of directors of the Company (the “Board”) was increased from four to nine members. Each of Efrat Epstein and Katrina Adams resigned as directors of Pivotal effective as of the Closing Date. Effective as of the Closing Date, Dimitri N. Kazarinoff, Thomas J. Hynes, III, Debora M. Frodl, Declan P. Flanagan, Kevin Griffin, Christopher Hayes, Jonathan J. Ledecky, Niharika Ramdev, and Sarah Sclarsic were appointed to serve as directors on the Board, with Ms. Frodl serving as chair of the Board.

Mses. Frodl and Sclarsic, and Mr. Flanagan were appointed to serve as Class A directors, with terms expiring at the Company’s 2021 annual meeting of stockholders; Ms. Ramdev, and Messrs. Griffin and Hayes were appointed to serve as Class B directors, with terms expiring at the Company’s 2022 annual meeting of stockholders; and Messrs. Ledecky, Hynes, III and Kazarinoff were appointed to serve as Class C directors, with terms expiring at the Company’s 2023 annual meeting of stockholders. Biographical information for these individuals is set forth in the Proxy Statement in the section entitled “The Director Election Proposal” beginning on page 125 of the Proxy Statement, which is incorporated herein by reference.

Independence of Directors

The Board has determined that each of the directors of the Company, other than Mr. Hynes, III and Mr. Kazarinoff, qualify as an independent director, as defined under the listing rules of the New York Stock Exchange (the “NYSE listing rules”), and that the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and NYSE listing rules relating to director independence requirements.

Committees of the Board of Directors

Effective as of as of the Closing Date, the standing committees of the Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Closing Date, the Board appointed Mses. Frodl, Ramdev and Sclarsic to serve on the Audit Committee, with Ms. Ramdev as chair of the Audit Committee. The Board appointed Ms. Ramdev, and Messrs. Flanagan and Hayes to serve on the Compensation Committee, with Mr. Hayes as chair of the Compensation Committee. The Board appointed Ms. Frodl, and Messrs. Flanagan and Hayes to serve on the Nominating and Corporate Governance Committee, with Mr. Flanagan as chair of the Nominating and Corporate Governance Committee.

Executive Officers

Effective as of the Closing Date, in connection with the Business Combination, the Board appointed Dimitri N. Kazarinoff to serve as Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer, and Thomas J. Hynes, III to serve as President. Each of Jonathan J. Ledecky and James H.R. Brady resigned as the Chief Executive Officer and Chief Financial Officer, respectively, effective as of the Closing Date. Biographical information for the Company’s executive officers is set forth in the Proxy Statement in the section entitled “The Director Election Proposal” beginning on page 125 of the Proxy Statement, which is incorporated herein by reference.

Director Compensation

Information with respect to the compensation of the Company’s directors is set forth in the Proxy Statement in the sections entitled “Executive Compensation” beginning on page 136 of the Proxy Statement, which is incorporated herein by reference.

As of the date of this Current Report on Form 8-K, the compensation arrangements for the Board have not been determined. Any such arrangement will be reviewed and approved by the Compensation Committee of the Company and will be publicly disclosed by the Company when such arrangements are approved.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is set forth in the Proxy Statement in the sections entitled “Executive Compensation” beginning on page 136 of the Proxy Statement, which is incorporated herein by reference.

The foregoing description of the compensation of the Company’s executive officers is qualified in its entirety by the full text of the employment agreement of Mr. Kazarinoff, a copy of which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Common Stock as of the Closing Date, after giving effect to the Business Combination, by:

•	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock;

•	each current named executive officer and director of the Company; and

•	all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on approximately 129,996,978 shares of Common Stock issued and outstanding as of the Closing Date and do not take into account the issuance of any shares of Common Stock issuable upon the exercise of Warrants to purchase up to approximately 13,520,039 shares of Common Stock that remain outstanding.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Jonathan Ledecky (1)	9,733,333	7.3%
Kevin Griffin (1)(2)	10,363,333	7.7%
Sarah Sclarsic (3)	50,000	*
Thomas J. Hynes, III (4)	7,297,294	5.6%
Dimitri N. Kazarinoff (5)	1,285,001	1.0%
Christopher Hayes (6)	381,873	*
Debora M. Frodl (7)	330,370	*
Declan Flanagan	—	*
Niharika Ramdev	—	*
Directors and Executive Officers as a Group (9 Individuals)	19,707,871	14.5%

Five Percent Holders:
James Davis (8)	12,500,803	9.6%
Constellaion NewEnergy, Inc. (9)	6,871,051	5.3%
Ingka Investment US B.V. (10)	6,630,234	5.1%

*	Less than 1%.
(1)

Includes 5,500,000 shares held by the Sponsor, Pivotal Investment Holdings II LLC, of which each of Ironbound Partners Fund, LLC, an affiliate of Mr. Ledecky, and Pivotal SPAC Funding II LLC, an affiliate of Mr. Griffin, is a managing member. Also includes 4,233,333 shares issuable upon the exercise of private warrants. Notwithstanding their dispositive and voting control over such shares, each of Messrs. Griffin and Ledecky disclaims beneficial ownership of the shares of Common Stock held by Pivotal Investment Holdings II LLC, except to the extent of his proportionate pecuniary interest therein.

(2)

Includes 630,000 shares held by MGG Investment Group, LP, of which Mr. Griffin is the Chief Executive Officer and Chief Investment Officer. Notwithstanding his dispositive and voting control over such shares, Mr. Griffin disclaims beneficial ownership of the shares of Common Stock held by MGG Investment Group, LP, except to the extent of his proportionate pecuniary interest therein.

(3)	Includes 50,000 shares held of record by Ms. Sclarsic.
(4)

Includes 6,181,461 shares and options to purchase an additional 1,115,833 shares (which will have vested within 60 days of December 21, 2020). The business address of the stockholder is c/o XL Fleet Corp., 145 Newton Street, Boston, Massachusetts 02135.

(5)

Includes 15,346 shares and options to purchase 1,269,655 shares (which will have vested within 60 days of December 21, 2020). The business address of the stockholder is c/o XL Fleet Corp., 145 Newton Street, Boston, Massachusetts 02135

(6)

Includes options to purchase 381,873 shares (which will have vested within 60 days of December 21, 2020). The business address of the stockholder is c/o XL Fleet Corp., 145 Newton Street, Boston, Massachusetts 02135

(7)

Includes options to purchase 330,370 shares (which will have vested within 60 days of December 21, 2020). The business address of the stockholder is c/o XL Fleet Corp., 145 Newton Street, Boston, Massachusetts 02135

(8)	Includes 12,500,803 shares held of record by Mr. Davis.
(9)	Includes 6,871,051 shares held of record by Constellation NewEnergy, Inc. The business address of the stockholder is Constellation New Energy, Inc, 1310 Point Street, 8th Floor, Baltimore, MD 21231.
(10)

Includes 6,630,234 shares held of record by Ingka Investments Venture US B.V. Ingka Investments Ventures US B.V. is represented by its jointly authorized managing directors, Juvencio Pablo Maetzu Herrera and Bertil Krister Mattsson, who may be deemed the beneficial owners of all shares.

Certain Relationships and Related Transactions, and Director Independence

The certain relationships and related party transactions of the Company are described in the Proxy Statement in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 189 of the Proxy Statement, which is incorporated herein by reference. The disclosure regarding director independence set forth in the Proxy Statement in the section entitled “Director Independence” beginning on page 130 of the Proxy Statement is incorporated herein by reference.

Legal Proceedings

The disclosures regarding legal proceedings set forth in the Proxy Statement in the section entitled “Legal Proceedings” beginning on page 152 of the Proxy Statement is incorporated herein by reference.

Market Price of and Dividends on Common Equity and Related Stockholder Matters

Market Information and Holders

The Pivotal Class A Common Stock, the Warrants and Pivotal’s units (“Pivotal Units”) (each Pivotal Unit consisting of one share of Pivotal Class A Common Stock and one-third of one Warrant) were historically quoted on The New York Stock Exchange under the symbols “PIC,” “PIC WS” and “PIC.U,” respectively. At the Closing Date, and following the completion of the Business Combination, the Pivotal Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On December 22, 2020 and after the filing of the A&R Certificate, the Common Stock and Warrants began trading on The New York Stock Exchange under the new trading symbols “XL” and “XL WS,” respectively.

As of the Closing Date, and following the completion of the Business Combination, the Company had approximately 129,996,978 shares of the Common Stock issued and outstanding held of record by 174 holders, approximately 11,900,000 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share, held of record by 2 holders, and approximately 1,620,039 warrants, each exercisable for one share of Common Stock at a weighted average exercise price of $0.54 per share, held of record by 3 holders.

Dividends

The Company has not paid any cash dividends on its Common Stock to date. The Company may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness the Company or its subsidiaries incur. The Company does not anticipate declaring any cash dividends to holders of its Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

The disclosure concerning the issuance of shares of the Common Stock in connection with the PIPE Financing contained in Item 3.02 of this Current Report on Form 8-K, and the information set forth in the Company’s Form 10-Q Quarterly Report filed with the SEC on September 30, 2019, in the section entitled “Unregistered Sales of Equity Securities and Use of Proceeds” beginning on page 18 of the Proxy Statement, are incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Common Stock

A description of the Company’s Common Stock is included in the Proxy Statement in the section entitled “Description of Pivotal’s Securities After the Merger” beginning on page 193 of the Proxy Statement, which is incorporated herein by reference.

Warrants

A description of Company’s Warrants is included in the Proxy Statement in the section entitled “Description of Pivotal’s Securities After the Merger” beginning on page 193 of the Proxy Statement, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement in the section entitled “The Director Election Proposal” beginning on page 125 of the Proxy Statement, which is incorporated herein by reference. The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under the section entitled “Indemnification Agreements” is incorporated by reference into this Item 2.01.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the Company’s unaudited and pro forma financial statements, which is incorporated herein by reference. Reference is further made to the disclosure contained in the Proxy Statement in the section entitled “Selected Unaudited Pro Forma Combined Financial Statements” beginning on page 32 of the Proxy Statement, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On December 21, 2020, Pivotal offered and sold to the PIPE Investors, pursuant to the Subscription Agreements, an aggregate of 15,000,000 shares of Common Stock at a price of $10.00 per share for aggregate gross proceeds to Pivotal of $150,000,000. The offers and sales were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The issuance of the shares of Common Stock sold in the PIPE has not been registered under the Securities Act and such shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Subscription Agreements provide for certain registration rights. In particular, the Company will, as soon as practicable within thirty (30) calendar days, but no later than forty-five (45) calendar days following the Closing Date, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the shares of the Common Stock issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as reasonably practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day following the actual filing date (or the 90th calendar day if the SEC notifies the Company (orally or in writing) that it will “review” such registration statement) and (ii) the 10th business day after the date the Company is notified (orally or in writing) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review, subject to certain exceptions that provide for extensions, such as a government shutdown or a PIPE Investor’s failure to provide information requested by the Company that is required to be provided in such registration statement.

The foregoing description of the PIPE does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

At the Annual Meeting, Pivotal’s stockholders voted and approved, among other things, Proposals No. 3-5–The Charter Proposals (the “Charter Proposals”), each of which is described in greater detail in the Proxy Statement. On the Closing Date, Pivotal filed its Second Amended and Restated Certificate of Incorporation (the “A&R Certificate”) with the Secretary of State of the State of Delaware, which became effective upon filing, and pursuant to which, among other things, Pivotal (i) changed its name to “XL Fleet Corp.”, (ii) increased the number of shares of Pivotal Class A Common Stock it is authorized to issue to 350,000,000 shares, (iii) removed the provisions for the Pivotal Class B Common Stock (all such shares of Pivotal Class B Common Stock converted into shares of Pivotal Class A Common Stock in connection with the Business Combination) so that the Pivotal Class B Common Stock ceased to exist and the Company now has a single class of common stock, known as the Common Stock, and (iv) removed the various provisions applicable only to special purpose acquisition corporations. The material terms of the A&R Certificate and the general effect upon the rights of holders of the Company’s capital stock are set forth in the Proxy Statement in the section entitled “The Charter Proposals” beginning on page 123 of the Proxy Statement, which information is incorporated herein by reference. A copy of the A&R Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 16, 2020, the Board approved and adopted the Amended and Restated Bylaws (the “Bylaws”), which became effective as of the Closing Date upon consummation of the Business Combination. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The description of the A&R Certificate and the general effect of the A&R Certificate and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement under the section entitled “Description of Pivotal’s Securities After the Merger” beginning on page 193 of the Proxy Statement, which is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Transactions, and Director Independence” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

XL Fleet Corp. 2020 Equity Incentive Plan

At the Annual Meeting, Pivotal’s stockholders considered and approved the XL Fleet Corp. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan was previously approved, subject to stockholder approval, by Pivotal’s board of directors on December 16, 2020. The 2020 Plan became effective immediately upon the consummation of the Business Combination.

A description of the 2020 Plan is included in the Proxy Statement in the section entitled “Proposal No. 7–The Incentive Plan Proposal” beginning on page 142 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, which is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing Date, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the consummation of the Business Combination. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement in the section entitled “The Business Combination Proposal” beginning on page 76 of the Proxy Statement, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed financial statements as of and for the nine months ended September 30, 2020 of Legacy XL have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement beginning on page F-34 of the Proxy Statement, which are incorporated herein by reference.

These unaudited condensed financial statements should be read in conjunction with the historical audited financial statements of Legacy XL as of and for the year ended December 31, 2019 and the related notes included in the Proxy Statement beginning on page F-48 of the Proxy Statement, which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020, are included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 108 of the Proxy Statement, which is incorporated herein by reference.

(d)        Exhibits.

Exhibit No.	Description	Included	Form	Filing Date
2.1*	Agreement and Plan of Reorganization, dated as of September 17, 2020, by and among Pivotal Investment Corporation II, PIC II Merger Sub Corp. and XL Hybrids, Inc.	By Reference	S-4	December 4, 2020

3.1	Second Amended and Restated Certificate of Incorporation.	Herewith	—	—

3.2	Amended and Restated Bylaws.	Herewith	—	—

4.1	Specimen Common Stock Certificate.	Herewith	—	—

4.2	Specimen Warrant Certificate.	Herewith	—	—

4.3	Warrant Agreement, dated as of July 11, 2019, between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	8-K	July 16, 2019

10.1†	Supply Agreement, dated as of July 19, 2019, by and between XL Hybrids, Inc. and Parker-Hannifin Corporation.	By Reference	S-4/A	November 10, 2020

10.2#	Employment Agreement, dated as of September 30, 2019, by and between XL Hybrids, Inc. and Dimitri N. Kazarinoff.	By Reference	S-4	October 2, 2020

10.3#	XL Hybrids, Inc. 2010 Equity Incentive Plan, including form of stock option agreement and form of restricted stock agreement.	By Reference	S-4	October 2, 2020

10.4	Form of Subscription Agreement.	By Reference	8-K	September 18, 2020

10.5	Registration Rights Agreement.	By Reference	S-4	October 2, 2020

10.6	Lock-Up Agreement.	By Reference	S-4	October 2, 2020

10.7	Form of Letter Agreement from each of the Registrant’s initial shareholders, officers and directors.	By Reference	S-1	June 13, 2019

10.8	XL Fleet Corp. 2020 Equity Incentive Plan.	By Reference	S-4	October 2, 2020

10.9	XL Fleet Corp. 2020 Equity Incentive Plan Form of Stock Option Agreement.	Herewith	—	—

10.10	XL Fleet Corp. 2020 Equity Incentive Plan Form of Restricted Stock Unit Agreement.	Herewith	—	—

10.11	Form of Indemnification Agreement between the Registrant and each officer and director.	Herewith	—	—

14	Amended and Restated Corporate Code of Conduct and Ethics and Whistleblower Policy.	Herewith	—	—

21	Subsidiaries of the Registrant.	Herewith	—	—

*	Schedule and exhibits to this exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

†

Certain confidential portions of this exhibit were omitted by means of marking such portions with asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

XL FLEET CORP.

Date: December 23, 2020	By:	/s/ Dimitri N. Kazarinoff
	Name:	Dimitri N. Kazarinoff
	Title:	Chief Executive Officer